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                       IXIS INCOME DIVERSIFIED PORTFOLIO

                        IXIS U.S. DIVERSIFIED PORTFOLIO

        Supplement dated October 5, 2006 to the Statement of Additional Information-Part I for IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III and IXIS Advisor Funds Trust IV and the Statement
   of Additional Information - Part II for IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III and IXIS Advisor Funds
            Trust IV dated May 1, 2006, each as may be revised and
                        supplemented from time to time

On September 15, 2006, the Board of Trustees of IXIS Advisor Funds Trust I (the "Trust") approved a new subadvisory agreement (the "New Subadvisory Agreement") among the Trust, on behalf of IXIS U.S. Diversified Portfolio (the "Portfolio"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and BlackRock Investment Management, LLC ("BlackRock"). This change of subadviser took effect on October 2, 2006.

Pursuant to an exemptive order granted to IXIS Advisors and the Trust by the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreement will not be sought because, other than by reason of its service as a subadviser to the Portfolio, BlackRock is not an affiliate of IXIS Advisors or the Trust. Shareholders of the Portfolio will be furnished with an information statement containing important information about BlackRock and the new subadvisory arrangement within 90 days of the change.

Under the New Subadvisory Agreement, BlackRock will assume portfolio management responsibility for the segment of the Portfolio previously managed by Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury"). The annualized fee rate payable to BlackRock for its subadvisory services will be identical to the fee rate paid to Mercury.

IXIS Advisor U.S Diversified Portfolio Statement of Additional
Information-Part I

Effective on October 2, 2006, all references to Mercury are replaced with BlackRock, except for references to Mercury relating to pre-October 2006 items.

Effective October 2, 2006, the following information replaces the information with regard to Mercury and IXIS U.S. Diversified Portfolio within the sub-section "Subadvisory Fees" within the section "Fund Charges and Expenses":

             Date of
           Subadvisory   Subadvisory fee payable to subadviser
Subadviser  Agreement  (as a % of average daily net assets of the Discipline)
---------- ----------- ------------------------------------------------------
BlackRock   10/02/06   0.45%       of the first $250 million
                       0.40%       of amounts in excess of $250 million

IXIS Advisor Funds Statement of Additional Information-Part II

Effective October 1, 2006, Mark G. Adams no longer serves as a co-manager of the team that manages the Active Dividend Equity Discipline of the IXIS Income Diversified Portfolio. Kevin H. Maeda and Serena V. Ng continue to serve as co-managers of this portion of the Portfolio.

Effective October 2, 2006, all references to Mercury Advisors, with regard to the current management of the discipline of IXIS U.S. Equity Diversified Portfolio are replaced with BlackRock, except for references to Mercury Advisors relating to pre-October 2006 items.

The information in the sub-section "Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds" with regard to Mercury is replaced with the following:

BlackRock Investment Management, LLC, is an indirect wholly-owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. which conducted certain business under the name "Mercury Advisors") with BlackRock, Inc. to create a new asset management company that is one of the world's largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company owns approximately 49% of BlackRock, Inc., The PNC Financial Services Group, Inc. ("PNC") owns approximately 34%, and approximately 17% is held by employees and public shareholders. Merrill Lynch and PNC may be deemed to control BlackRock, Inc.